Exhibit 32.1

HORIZON LINES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Horizon Lines, Inc. (the “Company”) on Form 10-Q for the period ending June 24, 2012 as filed with the Securities and Exchange Commission, and as amended by the Quarterly Report on Form 10-Q/A filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Samuel A. Woodward, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SAMUEL A. WOODWARD
Samuel A. Woodward
President and Chief Executive Officer
(Principal Executive Officer)

September 17, 2012